Exhibit 99.4

TILL CAPITAL LTD.

INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2016 AND 2015

(Unaudited)

1

TILL CAPITAL LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2016	December 31, 2015
	(Unaudited)
Assets
Cash and cash equivalents	$3,942,139	$1,519,881
Investments (Note 5)	22,579,516	24,183,191
Investment, equity method (Note 5)	1,077,142	1,089,570
Unpaid losses and loss adjustment expenses ceded (Note 6)	8,341,602	7,304,975
Unearned premiums ceded (Note 7)	2,540,141	1,615,977
Reinsurance recoverables	1,715,791	1,994,350
Deferred policy acquisition costs (Note 8)	593,500	465,472
Assets held for sale (Note 3)	4,542,639	4,542,639
Promissory note receivable (Note 4)	2,359,930	2,463,262
Property, plant, and equipment	64,616	77,244
Royalty and mineral interests	955,230	1,077,827
Deferred income tax asset	541,020	479,136
Goodwill (Note 9)	3,088,945	2,913,110
Other assets (Note 11)	627,536	619,169

Total Assets	$52,969,747	$50,345,803

Liabilities
Reserve for unpaid losses and loss adjustment expenses (Note 6)	$15,478,207	$14,539,623
Unearned premiums (Note 7)	3,380,040	2,432,468
Reinsurance payables	5,246,965	5,031,132
Accounts payable and accrued liabilities (Note 12)	1,519,869	1,994,899
Other liabilities	463,846	400,752
	26,088,927	24,398,874

Contingencies (Note 18)

Shareholders' equity (Note 13)
Common stock	3,429	3,429
Additional paid in capital	31,529,589	31,519,775
Treasury stock	(55,359)	—
Accumulated other comprehensive income loss	(513,734)	(1,216,461)
Deficit (excluding $105,305,060 reclassified to additional paid in capital in the December 31, 2014 quasi-reorganization)	(5,420,973)	(5,760,374)
Equity attributable to shareholders of Till Capital Ltd.	25,542,952	24,546,369

Non-controlling interests in Silver Predator Corp.	1,337,868	1,400,560

Total shareholders’ equity	26,880,820	25,946,929

Total liabilities and shareholders' equity	$52,969,747	$50,345,803

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

2

TILL CAPITAL LTD.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

Revenue
Insurance premiums written (Note 6)	$9,352,770	$4,092,492	$19,294,908	$4,092,492
Insurance premiums ceded to reinsurers	(9,138,207)	(4,052,570)	(18,932,701)	(4,052,570)
Net premiums earned	214,563	39,922	362,207	39,922

Consulting and management fee income	124,356	164,266	294,129	164,266
Investment income (loss), net (Note 5)	1,203,104	(333,219)	1,248,392	(790,037)
Gain on sale of property, plant, and equipment	—	—	43,000	—
Other revenue (expense)	—	(80,930)	—	67,241
	1,542,023	(209,961)	1,947,728	(518,608)
Expenses
Losses and loss adjustment expenses, net (Note 6)	177,466	111,576	388,804	111,576
General and administrative expenses	530,408	945,861	996,066	1,502,458
Salaries and benefits	289,163	418,836	845,026	979,586
Stock-based compensation (Note 13)	16,781	67,378	25,107	413,917
Mining related expenses	13,104	73,815	24,521	154,397
Property, plant, and equipment write-off	—	—	—	103,405
Foreign exchange (gain) loss	3,325	177,935	(231,685)	1,655,731
Interest and other (income) expense	(31,788)	109,251	(26,239)	111,423
	998,459	1,904,652	2,021,600	5,032,493

Income (loss) before income taxes and loss on equity method investment	543,564	(2,114,613)	(73,872)	(5,551,101)

Current income tax benefit (expense) (Note 10)	(84,510)	20,297	(57,535)	20,297
Loss on equity method investment (Note 5)	(3,847)	(24,963)	(12,428)	(34,448)

Net income (loss)	$455,207	$(2,119,279)	$(143,835)	$(5,565,252)

Net income (loss) attributable to:
Shareholders of Till Capital Ltd.	479,250	(2,520,460)	(162,706)	(5,565,765)
Non-controlling interests	(24,043)	401,181	18,871	513

Net income (loss)	$455,207	$(2,119,279)	$(143,835)	$(5,565,252)

Other comprehensive income (loss):
Change in cumulative foreign exchange translation adjustment	(348,711)	2,060,503	536,943	888,440
Change in net unrealized gains on available for sale investments	1,142,893	93,503	1,755,246	108,555
Reclassification adjustment for net realized gain (loss) on available for sale investments	(936,984)	(1,267)	(1,173,399)	2,101
Other comprehensive income (loss)	(142,802)	2,152,739	1,118,790	999,096

Net comprehensive income (loss)	$312,405	$33,460	$974,955	$(4,566,156)
Basic and diluted income (loss) per share of Till Capital Ltd.	$0.14	$(0.73)	$(0.05)	$(1.60)

Weighted average number of shares outstanding	3,426,577	3,442,743	3,427,931	3,479,544

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

3

TILL CAPITAL LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended
	June 30, 2016	June 30, 2015

Cash flows from operating activities
Net loss	$(143,835)	$(5,565,252)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	104,368	52,761
Stock-based compensation	9,814	413,917
(Gain) loss on sale of property, plant, and equipment	(43,000)	103,405
(Gain) loss on investments	(1,248,392)	165,915
Loss on equity method investment	12,428	34,448
Other non-cash items, net	57,535	(20,297)
	(1,251,082)	(4,815,103)
Changes in non-cash working capital items:
Decrease in reinsurance recoverables	278,559	6,963,291
Decrease in unpaid losses, loss adjustment expenses, and amounts ceded	(98,043)	(230,354)
Increase (decrease) in reinsurance payables	215,833	(486,029)
Increase in deferred policy acquisition costs	(128,028)	(369,001)
Increase in deferred income tax asset	(119,419)	—
Increase in unearned premiums	23,408	61,350
Decrease in accounts payable and accrued liabilities	(411,936)	(71,863)
Other working capital changes	(27,741)	595,483
	(1,518,449)	1,647,774
Cash flows from investing activities
Proceeds from sales of available for sale investments	5,541,901	27,214
Sales (purchases) of held for trading investments, net	(2,462,767)	3,456,192
Sales of mineral properties	120,000	—
Sales (purchases) of property, plant, and equipment	43,000	(2,649)
Proceeds from reclamation bonds	—	46,778
Purchase of Omega Insurance Holding, Inc., net of cash received	—	(12,148,093)
Development costs capitalization	(135,109)	—
Increase in mineral properties	—	(131,206)
	3,107,025	(8,751,764)
Cash flows from financing activities
Purchase of Till Capital Ltd. shares (Note 13)	(55,359)	(841,520)
Proceeds from promissory note receivable (Note 4)	546,546	—
Other items, net	—	(41,794)
	491,187	(883,314)

Increase (decrease) in cash and cash equivalents	2,079,763	(7,987,304)
Effect of foreign exchange rate changes on cash	342,495	1,655,731
Cash and cash equivalents, beginning of the period	1,519,881	17,034,451

Cash and cash equivalents, end of the period	$3,942,139	$10,702,878

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

4

TILL CAPITAL LTD.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the three and six months ended June 30, 2016 and 2015

(Unaudited)

1.  BASIS OF PRESENTATION AND CHANGE IN PRESENTATION CURRENCY

Basis of presentation and measurement

The interim condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In the opinion of management, the accompanying interim condensed consolidated financial statements contain all normal and recurring adjustments necessary to fairly present the consolidated financial position of Till and its subsidiaries at June 30, 2016 and December 31, 2015 and the results of operations and comprehensive income (loss) for the three months and six months ended June 30, 2016 and 2015 and cash flows for the six months ended June 30, 2016 and 2015. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and notes thereto. Actual results could differ from those estimates.

The interim condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes thereto included in Till's latest annual report on Form 10-K for the year ended December 31, 2016.

Prior to 2016, Till prepared its financial statements under International Financial Reporting Standards ("IFRS"), as issued by the International Accounting Standards Board ("IASB"), for reporting as required by securities regulators in Canada, and as permitted in the United States ("U.S.") based on Till's status as a foreign private issuer as defined by the U.S. Securities and Exchange Commission (the "SEC") for foreign private issuers. During 2016, Till determined that it no longer qualified as a foreign private issuer under the SEC rules. As a result, beginning with Till's annual report on Form 10-K for the year ended December 31, 2016, Till is required to comply with all of the periodic disclosure and current reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, applicable to U.S. domestic issuers. Under the Toronto Securities Exchange - Venture ("TSX-V") regulations Till is permitted in Canada to prepare its consolidated financial statements in accordance with GAAP. The transition to GAAP was made retrospectively for all periods presented in Till's 2016 Form 10-K, including the consolidated financial statements.

The consolidated financial statements have been prepared in U.S. dollars as if the U.S. dollar had been the presentation currency since January 1, 2015. The functional currency for Till is the U.S. dollar. The exchange rates used in converting Canadian dollars to U.S. dollars were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Exchange rate comparisons at period end	US$1 = CDN$1.2957	US$1 = CDN$1.2356	US$1 = CDN$1.2957	US$1 = CDN$1.2356
Average exchange rate for the period	US$1 = CDN$1.2891	US$1 = CDN$1.2299	US$1 = CDN$1.3312	US$1 = CDN$1.2342

The exchange rate comparison at December 31, 2015 was US$1 = CDN$1.3870.

Basic and diluted income (loss) per restricted voting share are calculated on Till's loss expressed in U.S. dollars attributable to Till's shareholders divided by the weighted average number of Till shares outstanding during the year.

Exchange listing

In May 2015, Till completed a U.S. exchange listing to broaden its access to capital markets. Till’s restricted voting shares commenced trading on the NASDAQ Market Exchange ("NASDAQ") on May 26, 2015. Till’s Board of Directors also made a decision to change the currency presentation in Till's financial statements from Canadian dollars to U.S. dollars so that (i) investors in the U.S. can more easily understand Till’s financial results of operations and financial position, and (ii) Till's financial statements are more comparable to other companies in the U.S. market.

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2.   SIGNIFICANT ACCOUNTING POLICIES

There have been no changes to Till's significant accounting policies as described in Till's annual report on Form 10-K for the year ended December 31, 2016.

Accounting pronouncements

The recent accounting pronouncements described below have had or may have a significant effect on Till's consolidated financial statements or on its disclosures on future adoption. Till does not discuss recent pronouncements that (i) are not anticipated to have an impact on Till or (ii) are unrelated to Till's financial condition, results of operations, or related disclosures.

In May 2014, the Financial Accounting and Standards Board ("FASB") issued Accounting Standard Update ("ASU") No. 2014-09, Revenue from Contracts with Customers (Topic 606). Topic 606 provides guidance on revenue recognition for entities that enter into contracts with customers to transfer goods or services or enter into contracts for the transfer of nonfinancial assets. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that represents the consideration that the entity expects to be entitled to in exchange for those goods or services. Additional disclosures are required to provide quantitative and qualitative information regarding the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Topic 606 is effective for annual reporting periods, and interim reporting periods within those annual periods, beginning after December 15, 2017. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. Till is continuing to evaluate the impact of the new guidance on its consolidated financial statements. Till believes the new guidance will be less complex and will not have a significant impact on its financial statements.

In May 2015, the FASB issued ASU No. 2015-09, Financial Services - Insurance (Topic 944), that requires additional disclosures for short-duration insurance contracts. Till adopted those disclosures as of December 31, 2016, and has included, in Note 7 of the audited consolidated financial statements for the year ended December 31, 2016, disclosures that provide more information about initial claim estimates and subsequent adjustments to those estimates, the methodologies and judgments used to estimate claims, and, if available, the timing, frequency, and severity of claims. This guidance requires a change in disclosure only and adoption of this guidance did not have any effect on Till's financial condition or results of operations.

In September 2015, the FASB issued ASU Topic 2015-16, Business Combinations (Topic 805): Simplifying the Accounting for Measurement-Period Adjustments, that allows an entity to recognize adjustments to provisional amounts in a business combination in the reporting period in which the adjustment amounts are determined. Topic 805 is effective for fiscal year 2017 and is expected to be adopted by Till in 2017. Till does not expect the adoption of this standard to have a material impact on its financial statements.

In January 2016, the FASB issued ASU Topic 2016-01, Financial Statements - Overall (Topic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, that requires equity investments to be measured at fair value with changes in fair value recognized in income, use of the exit price notion when measuring the fair value of financial instruments for disclosure purposes, separate presentation of financial assets and financial liabilities by measurement category and form of financial asset on the balance sheet or the accompanying notes to the financial statements, present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument- specific credit risk, and eliminates the requirement to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet. Topic 825-10 is effective for annual periods beginning after December 15, 2017, including interim periods within those annual periods, with early adoption permitted for certain requirements. Till is assessing the impact of adopting this accounting standard on its consolidated financial statements and related disclosures.

In February 2016, the FASB issued guidance that affects the recognition, measurement, presentation and disclosure of leases. The new guidance requires substantially all leases to be reported on the balance sheet as right-to-use assets and lease liabilities, as well as additional disclosures. The standard is effective as of January 1, 2019, and early adoption is permitted. While Till has limited leasing activities, Till is in the early stages of evaluating the impact of the new guidance on its consolidated financial statements.

6

In March 2016, the FASB issued ASU Topic 2016-09, Compensation-Stock Compensation (Topic718), that requires recognition of the excess tax benefits or deficiencies of share-based awards through net income rather than through additional paid in capital. Additionally, the guidance allows for an election to account for forfeitures related to share-based payments either as they occur or through an estimation method. Till expects to adopt this guidance beginning in the first quarter of 2017.

No other new accounting pronouncement issued or effective during 2016 had or is expected to have a material impact on Till's consolidated financial statements or disclosures.

3.   ASSETS HELD FOR SALE

In the second quarter of 2015, Till's controlled subsidiary, Silver Predator Corp. ("SPD"), of which Till, through its 100% owned subsidiary Resource Re Ltd. ("RRL"), owns 72% of the outstanding shares, announced its intention to realize value from some of its assets by initiating a process to sell all, or part, of the tangible and mineral property assets at some of its properties in Nevada. SPD’s Board of Directors and management committed to a plan to sell Springer Mining Company ("SMC") and the Taylor mill. Since initiating that process, active negotiations have been held related to the sale of those assets.

SPD informed Till that SPD considers it probable that (i) the sale of SMC will be completed in one year; therefore, those assets are classified as assets held for sale and are measured at the lower of carrying amount and fair value less the cost to sell at June 30, 2016 and (ii) the sale of the remaining Taylor mill assets is expected to be complete within one year; therefore, those assets are classified as assets held for sale and are measured at the lower of carrying amount and fair value less cost to sell at June 30, 2016. Assets held for sale at June 30, 2016 and December 31, 2015 are as follows:

	June 30, 2016	December 31, 2015
Assets:
Mineral properties - Springer	$544,071	$544,071
Property, plant, and equipment - Springer	3,998,568	3,998,568
	$4,542,639	$4,542,639

Taylor Mill assets had a book value of $-0-.

4.   PROMISSORY NOTE RECEIVABLE

Till holds a promissory receivable from Golden Predator Mining Corp. ("GPY") with a face amount of CDN$3,753,332 (US$2,570,950). That promissory note bears interest at 6% per annum to June 1, 2016, 8% per annum through to June 1, 2017, 10% per annum through to June 1, 2018, and 12% thereafter.

The first installment of CDN$717,450 (US$546,546) was received on May 25, 2016. The note is repayable in amounts, including interest, of CDN$1,256,000 on June 1, 2017, CDN$1,320,000 on June 1, 2018, and CDN$1,232,000 on June 1, 2019. All amounts are to be paid in cash. That promissory note is secured by the shares of GPY's 100% owned subsidiary, Golden Predator Exploration, Ltd., and by GPY's interests in the Brewery Creek and 3 Aces properties.

The promissory note was initially recognized at fair value, and is subsequently being carried at amortized cost using the effective interest rate method.

Fair value of note at December 31, 2015	$2,463,262
Principal payment on May 25, 2016	(421,522)
Accrued Interest	133,061
Foreign exchange gain	185,129
Carrying value, June 30, 2016	$2,359,930

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5.   INVESTMENTS

The following tables summarize the differences between amortized cost and fair value, by major investment category, at June 30, 2016 and December 31, 2015:

Trading investments

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
June 30, 2016:
Equity securities - natural resource sector	$2,098,755	$162,945	$116,359	$2,145,341
Equity securities - all other sectors	2,806,137	49,106	321,086	2,534,157
	$4,904,892	$212,051	$437,445	$4,679,498
December 31, 2015:
Equity securities - natural resource sector	$2,084,927	$410,850	$324,920	$2,170,857
Equity securities - all other sectors	800,924	730,443	2,155	1,529,212
	$2,885,851	$1,141,293	$327,075	$3,700,069

Available for sale investments

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
June 30, 2016:
Canadian government bonds and provincial bonds	$11,597,379	$161,932	$120	$11,759,191
Equity securities - bond funds	4,630,695	4,758	4,763	4,630,690
Equity securities - natural resource sector	483,293	1,028,610	1,766	1,510,137
	$16,711,367	$1,195,300	$6,649	$17,900,018
December 31, 2015:
Canadian government bonds and provincial bonds	$14,478,099	$155,086	$—	$14,633,185
Equity securities - bond funds	4,325,877	12,257	—	4,338,134
Equity securities - natural resource sector	1,072,342	657,151	217,690	1,511,803
	$19,876,318	$824,494	$217,690	$20,483,122

Total Investments

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
June 30, 2016:
Held for trading	$4,904,892	$212,051	$437,445	$4,679,498
Available for sale	16,711,367	1,195,300	6,649	17,900,018
	$21,616,259	$1,407,351	$444,094	$22,579,516
December 31, 2015:
Held for trading	$2,885,851	$1,141,293	$327,075	$3,700,069
Available for sale	19,876,318	824,494	217,690	20,483,122
	$22,762,169	$1,965,787	$544,765	$24,183,191

Realized gain (loss) on investments, net:

Till calculates the gain or loss realized on the sale of investments by comparing the sales price (fair value) to the cost or adjusted/amortized cost of the security sold. Till determines the cost or amortized cost of the bonds sold using the specific-identification method and all other securities sold using the average cost method.

Held for trading investments

The net realized gain from sales of held for trading investments was $270,705 for the six months ended June 30, 2016 and a loss of $125,515 for the six months ended June 30, 2015.

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Available for sale investments

	2016		2015
	Gains (Losses)	Fair Value at Sale	Gains (Losses)	Fair Value at Sale
Six months ended June 30,
Equities	$1,147,838	$1,650,128	$1,267	$16,047
Canadian provincial bonds	42,519	3,774,909	—	—
Total realized gains	1,190,357	5,425,037	1,267	16,047
Equities	(16,958)	116,864	(3,368)	11,167
Total realized losses	(16,958)	116,864	(3,368)	11,167
Net realized gains (losses)	$1,173,399	$5,541,901	$(2,101)	$27,214

The following tables summarize Till's fixed maturities by contractual maturity periods. Actual results may differ as issuers may have the right to call or prepay obligations, with or without penalties, prior to the contractual maturity of those obligations.

	June 30, 2016
	Amortized Cost	Percent of Total	Fair Value	Percent of Total
Due in one year or less	$3,704,894	23%	$3,703,898	23%
Due after one year through five years	10,469,093	64%	10,562,725	64%
Due after five years through 10 years	2,054,087	13%	2,123,258	13%
Due after ten years	—	—%	—	—%
	$16,228,074	100%	$16,389,881	100%

	December 31, 2015
	Amortized Cost	Percent of Total	Fair Value	Percent of Total
Due in one year or less	$3,952,149	21%	$3,951,504	21%
Due after one year through five years	10,870,885	58	11,008,803	58
Due after five years through 10 years	3,980,942	21	4,011,012	21
Due after ten years	—	—	—	—
Total	$18,803,976	100%	$18,971,319	100%

Net change in unrealized gain (loss) on investments:

Available for sale investments

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Canadian government and provincial bonds	$(82,469)	$186,272	$6,726	$186,272
Bond funds	1,427	—	(12,262)	—
Equities	286,951	(94,036)	587,383	(75,616)
Included in accumulated other comprehensive income	$205,909	$92,236	$581,847	$110,656

Investment income (expense):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net interest and dividends	$172,782	$30,910	$297,135	$73,927
Investment related expenses	(177,895)	(428,571)	(332,490)	(736,348)
	$(5,113)	$(397,661)	$(35,355)	$(662,421)

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Investment income (loss), net:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

Net gain (loss) on held for trading securities	$123,526	$63,175	$270,705	$(125,515)
Net realized gain (loss) on available for sale securities	936,984	1,267	1,173,399	(2,101)
Change in unrealized loss on derivative liability	147,707	—	(160,357)	—
Net investment expense	(5,113)	(397,661)	(35,355)	(662,421)
	$1,203,104	$(333,219)	$1,248,392	$(790,037)

The following table presents information about Till’s assets stated at fair value:

	June 30, 2016
	Total	Level 1	Level 2	Level 3
Canadian government bonds and provincial bonds	$16,389,881	$4,630,690	$11,759,191	$—
Equity securities	6,189,635	5,806,291	383,344	—
Total investments	$22,579,516	$10,436,981	$12,142,535	$—

	December 31, 2015
	Total	Level 1	Level 2	Level 3
Canadian government bonds and provincial bonds	$18,971,320	$4,410,233	$14,561,087	$—
Equity securities	5,211,871	4,585,122	626,749	—
Total investments	$24,183,191	$8,995,355	$15,187,836	$—

The following table presents an aging of Till’s unrealized investment losses on available for sale investments by investment class as of June 30, 2016 and December 31, 2015:

	Less than Twelve Months			Twelve Months or More
	Number of Securities	Gross Unrealized Losses	Fair Value	Number of Securities	Gross Unrealized Losses	Fair Value
June 30, 2016
Canadian government bond	1	$120	$3,279,444	—	$—	$—
Equity security - bond fund	1	4,763	2,310,587	—	—	—
Equity security - natural resource sector	—	—	—	1	1,766	15,436
Total	2	$4,883	$5,590,031	1	$1,766	$15,436
December 31, 2015
Equity securities - natural resource sector	1	$15,567	$72,098	3	$202,123	$440,007

Equity Investment in Limited Liability Company

Till, through RRL, has an investment in a limited liability company (“LLC”) that is accounted for under the equity method of accounting that is summarized as follows:

	June 30, 2016	December 31, 2015
Beginning of year	$1,089,570	$1,080,000
Additional investments	—	70,000
Share of accumulated equity method losses	(12,428)	(60,430)
End of period	$1,077,142	$1,089,570
Till's ownership percentage	3.20%	3.21%

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6.  UNPAID LOSSES, LOSS ADJUSTMENT EXPENSES, AND AMOUNTS CEDED

Summary of changes in outstanding losses and loss adjustment expenses ("LAE") and amounts ceded

	Six Months Ended			Year Ended
	June 30, 2016			December 31, 2015
	Unpaid Losses and LAE	Amounts Ceded	Net	Unpaid Losses and LAE	Amounts Ceded	Net
Balance, beginning of year	$14,539,623	$7,304,975	$7,234,648	$6,771,623	$—	$6,771,623
Omega unpaid losses, LAE and ceded amounts at acquisition	—	—	—	12,296,850	4,233,462	8,063,388
Assumed through assumption reinsurance transactions	—	—	—	7,880,165	6,384,944	1,495,221
Losses and LAE incurred for insured events related to:
Current year	11,808,405	11,748,536	59,869	14,592,727	14,187,692	405,035
Prior years	988,076	659,141	328,935	(2,954,302)	(3,037,977)	83,675
Total incurred	12,796,481	12,407,677	388,804	11,638,425	11,149,715	488,710
Losses and LAE paid:
Current year events	(10,473,648)	(10,473,648)	—	(12,865,963)	(12,850,596)	(15,367)
Prior year events	(2,537,191)	(1,471,509)	(1,065,682)	(3,684,433)	(417,788)	(3,266,645)
Total paid	(13,010,839)	(11,945,157)	(1,065,682)	(16,550,396)	(13,268,384)	(3,282,012)
Unpaid losses and LAE related to RRL novated reinsurance contracts	—	—	—	(5,113,010)	—	(5,113,010)
Adjustment due to currency conversion	1,152,942	574,107	578,835	(2,384,034)	(1,194,762)	(1,189,272)
Balance, end of period	$15,478,207	$8,341,602	$7,136,605	$14,539,623	$7,304,975	$7,234,648

Till acquired Omega Insurance Holdings, Inc. ("Holdings"), including its subsidiaries, Omega General insurance Company ("Omega"), a fully licensed insurance company, and Focus Group, Inc. on May 15, 2015. The Omega unpaid losses, LAE, and amounts ceded at acquisition in the foregoing schedule are related to business written or assumed by Omega at the date of acquisition on business written prior to the date of acquisition.

In September 2015, RRL novated two reinsurance contracts that had been assumed in December 2014 from Multi-Strat Re. As a result of those novations, RRL paid a novation-related premium of $5,246,208 and released its reserve for unpaid losses and LAE of $5,113,010. The novated contracts were signed in July 2015 with a retroactive effective date, as a result $nil premium was reported from RRL in the six months ended June 30, 2015.

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The following table depicts written premiums and earned premiums, showing the effects of these components on the Company’s consolidated statements of income (loss) and comprehensive income (loss):

	Three Months Ended		Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Premiums written:
Direct	$9,352,770	$4,092,492	$19,294,908	$4,092,492
Assumed	—	—	—	—
Ceded	(9,182,235)	(3,991,026)	(18,799,337)	(3,991,026)
Net premiums written	$170,535	$101,466	$495,571	$101,466

Change in unearned premiums:
Direct	$291,400	$(1,424,461)	$(1,064,112)	$(1,424,461)
Assumed	—	—	—	—
Ceded	(247,372)	1,362,917	930,748	1,362,917
Net decrease (increase)	$44,028	$(61,544)	$(133,364)	$(61,544)

Premiums earned:
Direct	$9,644,170	$2,668,031	$18,230,796	$2,668,031
Assumed	—	—	—	—
Ceded	(9,429,607)	(2,628,109)	(17,868,589)	(2,628,109)
Net premiums earned	$214,563	$39,922	$362,207	$39,922

7.   UNEARNED PREMIUMS

Summary of changes in unearned premiums and unearned premiums ceded

	Six Months Ended			Year Ended
	June 30, 2016			December 31, 2015
	Unearned Premiums	Unearned Premiums Ceded	Net	Unearned Premiums	Unearned Premiums Ceded	Net
Balance, beginning of year	$2,432,468	$1,615,977	$816,491	$—	$—	$—
Omega acquisition	—	—	—	3,792,978	2,531,853	1,261,125
Premiums written	19,294,908	18,799,337	495,571	20,693,110	20,764,179	(71,069)
Premiums earned	(18,444,125)	(18,010,650)	(433,475)	(18,506,822)	(18,648,114)	141,292
Amortization of unearned premiums	(271,551)	(136,345)	(135,206)	(3,146,630)	(2,395,508)	(751,122)
Adjustment due to currency conversion	368,340	271,822	96,518	(400,168)	(636,433)	236,265
Balance, end of period	$3,380,040	$2,540,141	$839,899	$2,432,468	$1,615,977	$816,491

8.  DEFERRED POLICY ACQUISITION COSTS

Summary of changes in deferred policy acquisition costs

	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
Balance, beginning of year	$465,472	$—
Acquisition costs deferred	5,129,875	5,609,635
Amortization of deferred policy acquisition costs	(5,001,847)	(5,144,163)
Balance, end of period	$593,500	$465,472

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9.   GOODWILL

Till attributed $3,368,321 of the Holdings purchase price to goodwill. The amount of goodwill related to the acquisition of Holdings is subsequently adjusted for the foreign exchange translation. The goodwill on Till's balance sheet is summarized as follows:

	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
Balance, beginning of year	$2,913,110	$—
Acquired goodwill	—	3,368,321
Foreign exchange translation	175,835	(455,211)
Balance, end of period	$3,088,945	$2,913,110

10. INCOME TAXES

Till's income tax benefit (expense) consisted of Canadian current income tax expense of $84,510 for the three months ended June 30, 2016 (three months ended June 30, 2015 - $20,297 income tax benefit) and $57,535 for the six months ended June 30, 2016 (six months ended June 30, 2015 - $20,297 income tax benefit).

11. OTHER ASSETS

Summary of other assets

	June 30, 2016	December 31, 2015
Other receivables	$67,755	$96,293
Prepaid expenses and deposits	284,079	179,252
Reclamation bonds	124,469	124,468
Other	151,233	219,156
	$627,536	$619,169

12. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Summary of accounts payable and accrued liabilities

	June 30, 2016	December 31, 2015
Accounts payable	$829,874	$1,622,068
Accrued payroll	45,011	33,159
Securities sold short	146,943	1,988
Financial derivatives	498,041	337,684
	$1,519,869	$1,994,899

13. SHAREHOLDER'S EQUITY

Common stock

Till is authorized to issue 12,000,000 shares of restricted voting stock at a par value of $0.001. Shares of Till have restricted voting rights, whereby no single shareholder of Till is able to exercise voting rights for more than 9.9% of the voting rights of the total issued and outstanding Till shares. However, if any one shareholder of Till beneficially owns, or exercises control or direction over, more than 50% of the issued and outstanding Till shares, the 9.9% restriction will no longer apply to the Till shares. At June 30, 2016 and December 31, 2015, there were 3,429,284 issued Till shares.

Stock options and warrants

Till’s Board of Directors may, from time to time and in its sole discretion, award options to acquire shares of the restricted voting stock of Till to directors, employees, and consultants. During the six months ended June 30, 2016, Till recognized stock-based compensation related to options of $9,814, (six months ended June 30, 2015 - $413,917), which amounts are included in the consolidated statement of income (loss) and comprehensive income (loss). At June 30, 2016, Till has 110,704 stock options outstanding with a weighted average exercise price of CDN$11.35 ($8.76) and a weighted average remaining life of 3.1 years. During the six months ended June 30, 2016, Till also recognized stock-based compensation of $15,293 as a result of consolidating SPD (six months ended June 30, 2015 - $-0-) which amounts are also included in the consolidated statement of income (loss) and comprehensive income (loss).

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Till's Board of Directors may, from time to time and in its sole discretion, issue warrants to acquire shares of the restricted voting stock of Till. At June 30, 2016, Till has 179,500 warrants outstanding with a weighted average exercise price of CDN$9.92 ($7.66) and a weighted average remaining term of 3.4 years.

Normal course issuer bid

On September 25, 2015, Till announced that it has initiated a normal course issuer bid ("NCIB"). Under the NCIB, Till has approval to bid for up to 265,502 common shares, representing 10% of the 2,655,025 shares forming Till's public float. All purchased shares will be returned to treasury and canceled. During the six months ended June 30, 2016, Till purchased 17,500 common shares for $55,359 through the NCIB.

14. INCOME (LOSS) PER SHARE

Till uses the treasury stock method to calculate diluted income (loss) per share. Following the treasury stock method, the numerator for Till’s diluted income (loss) per share calculation remains unchanged from the basic income (loss) per share calculation, as the assumed exercise of Till’s stock options and warrants does not result in an adjustment to profit or loss.

Stock options to purchase 110,704 restricted voting shares were outstanding at June 30, 2016 (December 31, 2015 – 167,641). Warrants to purchase 179,500 restricted voting shares were outstanding at June 30, 2016 and December 31, 2015. Those stock options and warrants were excluded in the calculation of diluted earnings per share because the exercise price of the awards was greater than the weighted average market value of the restricted voting shares in the six months ended June 30, 2016.

15. SEGMENT INFORMATION

Till operates in a single segment, which is insurance.

Till's revenue is attributed to the following geographical areas:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue
Canada	$297,953	$350,089	$817,080	$141,278
Bermuda	1,689,517	(159,192)	1,546,275	(361,475)
United States	(445,447)	(400,858)	(415,627)	(298,411)
	$1,542,023	$(209,961)	$1,947,728	$(518,608)

16. RELATED PARTY DISCLOSURES

Service agreements

Till is party to service agreements with SPD whereby Till provides accounting, corporate communications, technical services, and other management services on a cost-plus recovery basis, and at June 30, 2015 was party to service agreements with GPY whereby Till provided similar services as to SPD on a cost-plus recovery basis. The agreements with GPY were terminated on July 31, 2015. The technical service agreement with SPD was terminated on January 1, 2016, leaving only the accounting and corporate communications service agreements in effect. During the six months ended June 30, 2016, Till charged SPD a total of $18,000 (six months ended June 30, 2015 - $139,251) and GPY a total of $-0- (six months ended June 30, 2015 - $54,701) for those services.

17. CAPITAL MANAGEMENT

Regulatory capital

Till manages capital on an aggregate basis, as well as individually for each regulated entity. Till's insurance subsidiaries are subject to the regulatory capital requirements defined by the Bermuda Monetary Authority (“BMA”) for RRL and by the Office of Superintendent of Financial Institutions (Canada) (“OSFI”) for Omega.

Till’s objectives when managing capital consist of:

•	Ensuring policyholders in the insurance and reinsurance subsidiaries are well protected while maintaining strong regulatory capital levels.

•	Maximizing long-term shareholder value by optimizing capital used to operate and grow Till.

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Till views capital as a scarce and strategic resource. This resource protects the financial well-being of the organization, and is also critical in enabling Till to pursue strategic business opportunities. Adequate capital also acts as a safeguard against possible unexpected losses, and as a basis for confidence in Till by shareholders, policyholders, creditors, and others. For the purpose of capital management, Till has defined capital as shareholders’ equity, excluding accumulated other comprehensive income ("AOCI"). Capital is monitored by Till's Board of Directors.Till's insurance subsidiaries are subject to minimum capital requirements that, in the case of RRL, is $1 million, and, in the case of Omega, the Minimum Capital Test (“MCT”) is calculated based on guidelines established by OSFI. Those amounts are not available to satisfy liabilities of Till or other subsidiaries. Both RRL and Omega are in compliance with those requirements.

RRL

RRL is registered under The Bermuda Insurance Act 1978 and related regulations (the “Act”) that require RRL to file a statutory financial return and maintain certain measures of solvency and liquidity. The required Minimum General Business Solvency Margin at June 30, 2016 was $1 million. The Minimum Liquidity Ratio is the ratio of the insurer’s relevant assets to its relevant liabilities. The minimum allowable ratio is 75%. RRL’s relevant assets at June 30, 2016 were $6.3 million (December 31, 2015 - $5.66 million) and 75% of its relevant liabilities as of June 30, 2016 was $28,275 (December 31, 2015 - $28,671). As of June 30, 2016 and December 31, 2015, RRL is in compliance with those requirements.

Omega

OSFI has set out expectation of a 100% MCT as the minimum and have also set out 150% MCT as the supervisory target for Canadian property and casualty insurance companies. As of June 30, 2016, Omega had total capital available of CDN$9.1 (U.S.$7.02) million (December 31, 2015 - CDN$9.29 (U.S.$6.70) million) and a total capital required of CDN$2.8 (U.S.$2.16) million (December 31, 2015 - CDN$2.27 (U.S.$1.64) million) resulting in a MCT of 375% (December 31, 2015 - 410%) of the required amount. As of June 30, 2016 and December 31, 2015, Omega is in compliance with OSFI's MCT requirement.

Statutory Accounting Practices for RRL and Omega

RRL and Omega follow accounting practices prescribed or permitted by their respective regulators, Bermuda and Canada, respectively. Statutory accounting practices differ from GAAP in certain areas, the most significant being that statutory accounting practices:

•	Require the expensing of policy acquisition costs as incurred, i.e., does not allow for the deferral and amortization of policy acquisition costs, i.e., DPAC.
•	Require that certain investments be recorded at cost or amortized cost and allows bonds to be carried at amortized cost or fair value based on an independent rating.
•	Specify how much, if any, of a deferred income tax asset is reportable as an admitted asset.

18. CONTINGENCIES

Till and its subsidiaries are party to various litigation-related matters in the ordinary course of our business. Till cannot estimate with certainty the ultimate legal and financial liability with respect to those pending litigation matters. However, Till believes, based on its knowledge of such matters, that Till's ultimate liability with respect to those matters will not have a material adverse effect on Till's financial position, results of operations, or cash flows.

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